CURRENT RECEIVABLES AND OTHER CURRENT ASSETS - Changes in the Allowance for Doubtful Accounts of Trade Receivables (Details) - Trade receivables - Accumulated impairment - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Changes in allowance account for credit losses of financial assets [abstract]
At January 1	€ 25,418	€ 25,800
Additional provisions	10,884	2,767
Utilizations	(2,104)	(1,845)
Releases	(828)	(1,280)
Other changes	6	(24)
At December 31	€ 33,376	€ 25,418